WILSHIRE ESCROW COMPANY

Family owned & operated since 1944

4270 Wilshire Boulevard Los Angeles, CA 90010
Phone: (323) 935-3530 Fax: (323) 648-7274
www.wilshire-escrow.com

Prepared by: Matthew Shewfelt

BUYER'S FINAL SETTLEMENT STATEMENT

PROPERTY:	4016 Dalton Ave. Los Angeles, CA 90062-1802	**DATE:**	December 13, 2019
		CLOSING/RECORD DATE:	December 13, 2019
		CLOSE/SIGNING DATE:	December 10, 2019
BUYER:	Elata Investments, LLC 205 S. Beverly Drive #205 Beverly Hills, CA 90212	**ESCROW NO.:** **LOAN NO.:**	137218-007 1473179

	DEBITS	CREDITS
FINANCIAL CONSIDERATION		
Total Consideration	525,000.00	
New 1st Trust Deed - Visio Financial Services, Inc		420,000.00
Deposit Refund		15,750.00
Application Fee		299.00
Funds wired to Stewart Title 12/11/19		104,500.00
LOAN INFORMATION -		
Visio Financial Services, Inc		
1905 Kramer Lane, Suite B-700		
Austin, TX 78758		
[Charges $9,816.72]		
Application Fee POC (B*) $299.00		
Underwriting Fee	1,645.00	
Default Reserve Escrow	3,410.70	
Interest at $82.8500/day from 12/10/2019 to 01/01/2020	1,822.70	
Homeowner's Insurance @ $121.42/mo for 5 mos	607.10	
Property Taxes @ $438.37/mo for 6 mos	2,630.22	
PRORATIONS/ADJUSTMENTS		
County Taxes at $1,670.80/semi-annually from 12/13/2019 to 01/01/2020	167.08	
OTHER DEBITS/CREDITS		
Foremost Insurance Group for 1 Year for Homeowner's Insurance	1,457.00	
TITLE/TAXES/RECORDING CHARGES - Stewart Title		
Title - Lender's Title Insurance ($420,000.00)	612.00	
Title - Sub Escrow Fee	62.50	
Title - Endorsement Fee(s) ALTA 8.1 & 6	50.00	
Title - Recording Service Fee	10.00	
Recording Grant Deed	25.00	
Recording Trust Deed	76.00	
ESCROW CHARGES - Wilshire Escrow Company		
Title - Escrow Fee	1,087.50	
Title - Loan Tie-In Fee	387.50	
Title - Authorized Discount		300.00
Title - Notary Fee to Notary 90210	250.00	
Title - Addt'l Notary Fee (Discounted) to Notary 90210	150.00	
Title - Messenger Fee	150.00	
Total Refund	1,248.70	
TOTAL	$ 540,849.00	$ 540,849.00

SAVE THIS STATEMENT FOR INCOME TAX PURPOSES